                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Date of Report (Date of earliest event reported)     December 22, 2000
                                                     -----------------



                           PACER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



                       Commission file number 333-85041


              Tennessee                                    62-0935669
     ----------------------------                       ----------------
     (State or other jurisdiction                       (I.R.S. employer
           of incorporation)                           identification no.)


                          1340 Treat Blvd., Suite 200
                            Walnut Creek, CA 94596
                        Telephone Number (800) 225-4222
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of the Stock Purchase Agreement dated as of December 18, 2000, (the "Purchase Agreement"), by and among Pacer International, Inc., a
                ------------------
Tennessee corporation ("Pacer"); Rail Van, Inc., an Ohio corporation ("Rail Van,
                                                                       ---------
Inc."); Rail Van LLC, an Ohio limited liability company and a wholly-owned
---
subsidiary of Rail Van, Inc. ("Rail Van LLC"); the shareholders of Rail Van,
                               ------------
Inc., each of whom is listed on Annex I attached to the Purchase Agreement; and Jeffrey R. Brashares, Denis M. Bruncak, Wiliam R. Lee, R. David Thomas, Ken D. Thomas, R.L. Richards, Pamela T. Farber, Molly J. Thomas, Wendy T. Morse and
Lori T. Seitz,  Pacer acquired all of the stock of Rail Van, Inc.   Rail Van,
Inc. and Rail Van LLC are from time to time collectively referred to herein as "Rail Van". Rail Van employs approximately 597 persons and provides intermodal
---------
transportation and other transportation logistics services to third-party shippers and other customers and will be operated in substantially the same manner as prior to the acquisition. Certain top senior executives of Rail Van have executed multi-year employment agreements with Pacer in order to assist in the assimilation and management of Rail Van's businesses into Pacer's operations.

     In consideration for the stock of Rail Van, Inc., Pacer paid $67.0 million in cash and issued 280,000 shares of Pacer International, Inc. common stock valued in the aggregate at $7.0 million. The cash portion of the purchase price and $2.2 million in fees and expenses were funded with a borrowing of $30.0 million under the Credit Agreement dated as of May 28, 1999 (the "Credit
                                                                  ------
Agreement"), among Pacer, Credit Suisse First Boston, Morgan Stanley Senior
---------
Funding, Inc., Bankers Trust Company ("BT") and the other persons identified on
                                       --
the signature page thereto, and $40.0 million in new term loans under the Credit Agreement. Each of Rail Van, Inc. and Rail Van LLC executed a Subsidiary Assumption Agreement on December 22, 2000, resulting in each of Rail Van, Inc. and Rail Van LLC becoming a guarantor of the obligations under the Credit Agreement.

     On December 22, 2000, each of Rail Van, Inc. and Rail Van LLC executed a supplement to the Indenture dated May 28, 1999, among Pacer, the guarantors named therein and Wilmington Trust Company, resulting in each of Rail Van, Inc. and Rail Van LLC becoming a guarantor of Pacer's 11 3/4% Senior Subordinated Notes due 2007.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The financial statements required by Rule 3.05(b) of Regulation S-X are incorporated by reference to page F-50 through page F-60 of the Registrant's Registration Statement on Form S-1 dated December 22, 2000 (see Exhibit 99.2).

The pro forma financial information required by Article 11 of Regulation S-X are incorporated by reference to page 23 through page 38 of the Registrant's Registration Statement on Form S-1 dated December 22, 2000 (see Exhibit 99.3).


*4.1 Fourth Supplemental Indenture dated as of December 22, 2000, among Pacer International, Inc., Rail Van, Inc., Rail Van LLC and Wilmington Trust Company.

*4.2 Subsidiary Assumption Agreement dated as of December 22, 2000, of Rail Van, Inc.

*4.3 Subsidiary Assumption Agreement dated as of December 22, 2000, of Rail Van LLC.

*10.1 Third Amendment dated December 22, 2000 among Pacer International, Inc., the lending institutions parties to the Pacer International, Inc. Credit Agreement dated May 28, 1999, Credit Suisse First Boston, Morgan Stanley Senior Funding, Inc. and Bankers Trust Company.

*10.2 Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase Agreement"), by and among Pacer International, Inc., a Tennessee corporation ("Pacer"); Rail Van, Inc., an Ohio corporation; Rail Van LLC, an Ohio limited liability company and a wholly-owned subsidiary of Rail Van, Inc.; the shareholders of Rail Van, Inc., each of whom is listed on Annex I attached to the Purchase Agreement; and Jeffrey R. Brashares, Denis M. Bruncak, Wiliam R. Lee, R. David Thomas, Ken D. Thomas, R.L. Richards, Pamela T. Farber, Molly J. Thomas, Wendy T. Morse and Lori T. Seitz.

*23.1  Consent of PricewaterhouseCoopers LLP

*99.1  Press Release of Pacer International, Inc. dated December 26, 2000.

*99.2 Rail Van, Inc. audited consolidated financial statements as of December 31, 1999 and for the year ended December 31, 1999, and unaudited consolidated financial statements as of September 30, 2000 and for the nine month periods ended September 30, 2000 and 1999, extracted from the Registrant's Registration Statement (No. 333-52712) on Form S-1 dated December 22, 2000.

*99.3 Pacer International, Inc. unaudited pro forma consolidated financial statements as of September 22, 2000 and for the year ended December 31, 1999 and for the nine month period ended September 22, 2000, extracted from the Registrant's Registration Statement (No. 333-52712) on Form S-1 dated December 22, 2000.

------------ *Filed herewith

                                       3
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PACER INTERNATIONAL, INC.


Date: January 5, 2001                   By:      /s/ L.C. Yarberry
      ---------------                       ----------------------------
                                                     L.C. Yarberry
                                              Vice President - Finance
                                            (Principal Financial Officer)

                                       4
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
------

*4.1 Fourth Supplemental Indenture dated as of December 22, 2000, among Pacer International, Inc., Rail Van, Inc., Rail Van LLC and Wilmington Trust Company.

*4.2 Subsidiary Assumption Agreement dated as of December 22, 2000, of Rail Van, Inc.

*4.3 Subsidiary Assumption Agreement dated as of December 22, 2000, of Rail Van LLC.

*10.1   Third Amendment dated December 22, 2000 among Pacer International, Inc., the lending institutions parties to the Pacer International, Inc. Credit Agreement dated May 28, 1999, Credit Suisse First Boston, Morgan Stanley Senior Funding, Inc. and Bankers Trust Company.

*10.2   Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase
Agreement"), by and among Pacer International, Inc., a Tennessee corporation ("Pacer"); Rail Van, Inc., an Ohio corporation; Rail Van LLC, an Ohio limited liability company and a wholly-owned subsidiary of Rail Van, Inc.; the shareholders of Rail Van, Inc., each of whom is listed on Annex I attached to the Purchase Agreement; and Jeffrey R. Brashares, Denis M. Bruncak, Wiliam R. Lee, R. David Thomas, Ken D. Thomas, R.L. Richards, Pamela T. Farber, Molly J. Thomas, Wendy T. Morse and Lori T. Seitz.

*23.1   Consent of PricewaterhouseCoopers LLP

*99.1   Press Release of Pacer International, Inc. dated December 26, 2000.

*99.2   Rail Van, Inc. audited consolidated financial statements as of December
31, 1999 and for the year ended December 31, 1999, and unaudited consolidated financial statements as of September 30, 2000 and for the nine month periods ended September 30, 2000 and 1999, extracted from the Registrant's Registration Statement (No. 333-52712) on Form S-1 dated December 22, 2000.

*99.3   Pacer International, Inc. unaudited pro forma consolidated financial statements as of September 22, 2000 and for the year ended December 31, 1999 and for the nine month period ended September 22, 2000, extracted from the Registrant's Registration Statement (No. 333-52712) on Form S-1 dated December 22, 2000.

---------- *Filed herewith

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